As filed with the Securities and Exchange Commission on July 8, 2011
1940 Act File No. 811-22580

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. __ ☐

PARAMOUNT INSTITUTIONAL ACCESS FUND
(Exact Name of Registrant as Specified in Charter)

c/o Paramount Access Advisors, LLC
Millennium Tower, Suite 750
15455 N. Dallas Parkway
Addison, Texas 75001
 (Address of Principal Executive Offices)
(888) 995-9985
 (Registrant’s Telephone Number)

Edward Butowsky
Millennium Tower, Suite 750
15455 N. Dallas Parkway
Addison, Texas 75001
 (Name and Address of Agent for Service)

Copy to:
Joshua B. Deringer, Esq. Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 215-988-2700

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

Responses to certain Items required to be included in Part A of this Registration Statement are incorporated herein by reference to the Registration Statement on Form N-2 (File No. 811-22580) (the “Feeder Fund’s Registration Statement”) of Paramount Access Fund (the “Feeder Fund”), as filed with the Securities and Exchange Commission (the “SEC”). Capitalized terms not otherwise defined herein have the same meaning set forth in the Feeder Fund’s Registration Statement.

ITEM 3. FEE TABLE

MASTER FUND EXPENSES

The following table is intended to assist investors in understanding the costs and expenses that a Unitholder in Paramount Institutional Access Fund (the “Master Fund”) is expected to bear directly or indirectly. The expenses associated with investing in the Master Fund are generally higher than those of other types of funds that do not invest primarily in other investment vehicles because Unitholders also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the Crystal Series and Investment Vehicle levels.  Only funds that are registered as investment companies under the 1940 Act are required to disclose to their investors information regarding the costs associated with such investments and, as such, certain expenses of the Crystal Series or Investment Vehicles in which the Master Fund invests may not be fully disclosed to the extent these entities are not registered under the 1940 Act.

The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Master Fund’s first year of operations and assume the Master Fund has approximately $25 million assets under management.  For a more complete description of the various fees and expenses of the Master Fund, see “SUMMARY OF TERMS – Fees and Expenses” and “MANAGEMENT/FEES AND EXPENSES” in the Feeder Fund’s Registration Statement.

UNITHOLDER TRANSACTION FEES
Sales Load (as a percentage of the offering price)	None
Maximum Early Repurchase Fee (1)	5.00%
ESTIMATED ANNUAL EXPENSES (as a percentage of net assets attributable to Common Units) (2)
Management Fees (3)	1.00%
Investor Servicing Fees (4)	1.00%
Interest Expense (5)	None
Acquired Fund Fees and Expenses (6)	4.16%
Other Expenses (7)	1.44%
TOTAL ANNUAL EXPENSES	7.60%

(1)
A Unitholder participating in a tender offer may be subject to a repurchase fee payable to the Master Fund equal to 5% of the amount repurchased if such Unitholder has been a Unitholder for less than 12 months prior to the valuation date.

(2)	This table summarizes the expenses of the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Master Fund.

(3)
For its services to the Master Fund, the Investment Manager is entitled to a management fee at an annual rate of 1.00% of the Master Fund’s Managed Assets, payable monthly in arrears, calculated as of the last Business Day of each calendar month.

(4)
“Investor Servicing Fees” represent fees paid to certain unaffiliated brokers, dealers and financial intermediaries for services to investors that are customers of such brokers, dealers or financial intermediaries at an annual rate of up to 1.00% of the capital account balance of each investor serviced by such broker, dealer of financial intermediary.  Such servicing fees will be an expense of the Master Fund and thus will be borne by all Unitholders on a pro rata basis in proportion to each Unitholder’s ownership in the Master Fund and will decrease the net profits or increase the net losses of the Master Fund that are credited to Unitholders.  This servicing fee will not be paid by Paramount Access Fund with respect to its investment in the Master Fund.

(5)	The Master Fund does not expect to have any borrowings during its first year of operations. The Master Fund will incur interest expense on any borrowings.

(6)
The “Acquired Fund Fees and Expenses” include the Master Fund’s estimated pro rata share of operating expenses and management and performance-based fees, if any, pursuant to its investments in the Crystal Series and its investments, either through the Crystal Series or directly, in the Investment Vehicles.  These indirect fees and expenses are not paid to the Investment Manager and rather represent the Master Fund’s cost of investing in the Crystal Series and the Investment Vehicles.  The costs incurred at the Crystal Series and Investment Vehicle levels will vary but are expected to be as follows:

(a)	Management fees payable to the Crystal Series are currently 1.00% (annualized) of the net asset value of the Master Fund’s investment in the Crystal Series.

(b)
Generally, management fees payable to the Investment Vehicles will range from 1.00% to 2.50% of the net asset value of the Master Fund’s investment, either through the Crystal Series or directly, in the Investment Vehicles and performance-based fees payable to the Investment Vehicles will range from 10.00% to 25.00% of the applicable Investment Vehicle’s net profits.

These fees and expenses are estimates and based on historic fees and expenses of the Crystal Series and the Investment Vehicles, which may change over time and in turn will significantly affect Acquired Fund Fees and Expenses.  In addition, the Crystal Series and Investment Vehicles held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. These fees are in addition to the Master Fund’s direct fees and expenses.

(7)
“Other Expenses” are estimated for the Master Fund based on anticipated expenses (other than the Management Fee) for the first year of the Master Fund’s operations, including, without limitation, administrative, transfer agency, custodian, accounting and professional fees, investment and operating expenses, expenses in connection with the offering of Common Units, legal expenses, taxes, overhead expenses and other expenses.  The Master Fund will bear the expenses of the organization of the Master Fund and the Common Units.  The Master Fund will amortize its organizational costs over a period of sixty (60) calendar months from the date the Master Fund commences operations.  For a more complete description of the various fees and expenses of the Master Fund, see “SUMMARY OF TERMS – Fees and Expenses” and “MANAGEMENT/FEES AND EXPENSES” in the Feeder Fund’s Registration Statement.

Example

The following example is intended to help you compare the cost of investing in the Master Fund with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Master Fund.

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$75	$219	$356	$668

The Example is based on the estimated fees and expenses incurred by the Master Fund, including the Acquired Fund Fees and Expenses (an indirect expense of Unitholders), as set out in the table above.  The expenses set forth in the Example are not a representation of future expenses and actual expenses may be greater or less than those shown.  Further, a rate of return greater than 5% would increase the dollar amount of the Master Fund’s pro rata portion of the Management Fee.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

The Master Fund is a closed-end, non-diversified management investment company that was organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust, dated April 28, 2011 (the “Declaration of Trust”).  Common Units of the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the 1933 Act. Investments in the Master Fund generally may be made only by “accredited investors,” as defined in Regulation D under the 1933 Act. The Registrant may decline to accept any investment in its discretion. This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

The Feeder Fund will invest the majority of its assets in the Master Fund.  The Master Fund currently intends, but is not required, to invest the majority of its assets in three or more customized series of Crystal Capital Fund Series, LLC.  Crystal Capital Fund Series, LLC is a feeder fund which in turn intends to invest all or part of its assets in Crystal Capital Master Fund, LLC (the Crystal master-feeder structure is collectively referred to herein as the “Crystal Series”).

Information on the Master Fund, the Master Fund’s investment objective, strategies and policies, the kinds of securities in which the Master Fund principally invests, other investment practices of the Master Fund and the risk factors associated with investments in the Master Fund are incorporated herein by reference from the sections entitled “Investment Program” and “Investment Policies and Restrictions” in the Feeder Fund’s Registration Statement.

ITEM 9.  MANAGEMENT

A description of how the business of the Master Fund is managed is incorporated herein by reference from the section entitled “Management/Fees and Expenses” in the Feeder Fund’s Registration Statement. The following list identifies the specific sections of the Feeder Fund’s Registration Statement under which the information required by Item 9 of Form N-2 may be found; each listed section is incorporated herein by reference.

ITEM 9.1(a)	Board of Directors.

“Management/Fees and Expenses – Board of Trustees” and “Management/Fees and Expenses- Trustee and Fund Officer/Portfolio Manager Biographies.”

ITEM 9.1 (b)	Investment Advisers.

“Management/Fees and Expenses – The Investment Manager” and “Management/Fees and Expenses – Investment Management Agreement.”

ITEM 9.1 (c)	Portfolio Management.

“Management/Fees and Expenses– Trustee and Fund Officer/Portfolio Manager Biographies.”

ITEM 9.1(d)	Administrators.

“Management/Fees and Expenses– Administrator.”

ITEM 9.1 (e)	Custodians.

“Brokerage and Custody– Custodian.”

ITEM 9.1 (f)	Expenses.

“Management/Fees and Expenses– Fees and Expenses.”

ITEM 9.1 (g)	Affiliated Brokerage.

The Feeder Fund and the Master Fund recognize that an affiliated broker-dealer (i) may act as a regular broker so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Master Fund; and (iii) may effect portfolio transactions for each of the Master Fund and Feeder Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the 1940 Act or other securities laws for determining the permissible level of such commissions.  Making payments to an affiliate of the Investment Manager may pose conflicts of interest.  See “Risk Factors and Potential Conflicts of Interest.”

ITEM 9.2	Non-Resident Managers.

Not Applicable.

ITEM 9.3	Control Persons.

See response to Item 19 below. To the extent that any investor becomes the beneficial owner of more than 25% of the outstanding Common Units (by value) of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the 1940 Act.

ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1	Capital Stock.

The Master Fund is authorized to issue an unlimited number of Common Units.  The Common Units have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Units.  Each Unitholder has one vote per Common Unit held by it on all matters subject to approval by the Unitholders.  When issued against payment therefor the Common Units will be fully paid and non-assessable.  No person has any liability for obligations of the Master Fund by reason of owning Common Units, although each person that subscribes for Common Units is liable for the full amount of such subscription in accordance with and subject to the terms of the related Subscription Agreement.

ITEM 10.2	Long-Term Debt.

Not Applicable.

ITEM 10.3	General.

Not Applicable.

ITEM 10.4	Taxes.

Information on the taxation of the Master Fund is incorporated by reference from the section entitled “Risk Factors and Potential Conflicts of Interest- Risk Factors- Tax Risks of the Fund” in the Feeder Fund’s Registration Statement and under “Item 23. Tax Status” in the SAI.

ITEM 10.5	Outstanding Securities.

Outstanding Securities [(to be filed by amendment)]

Title of class	Amount authorized	Amount held by Registrant or for its account	Amount outstanding as of [ ] exclusive of amount shown under “Amount held by Registrant or for its account”
Common Units

ITEM 10.6	Securities Ratings.

Not Applicable.

ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

Not Applicable.

ITEM 12.  LEGAL PROCEEDINGS

Not Applicable.

ITEM 13.  TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Information contained in the Statement of Additional Information is subject to completion or amendment. A registration statement relating to Common Units of the Fund has been filed with the Securities and Exchange Commission. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Common Units of the Fund in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

STATEMENT OF ADDITIONAL INFORMATION

PARAMOUNT INSTITUTIONAL ACCESS FUND

Dated July 2011

Millennium Tower, Suite 750
15455 N. Dallas Parkway
Addison, Texas 75001

Common Units

1-888-995-9985

This Statement of Additional Information (“SAI”) is not an offering memorandum.  This SAI relates to and should be read in conjunction with Part A of Form N-2 of Paramount Institutional Access Fund (the “Master Fund”) dated July 2011, as it may be further amended or supplemented from time to time.  A copy of Part A may be obtained without charge by contacting the Master Fund at the telephone number or address set forth above.

Responses to certain Items required to be included in this SAI are incorporated herein by reference to the Registration Statement on Form N-2 (File No. 811-22579) (the “Feeder Fund’s Registration Statement”) of Paramount Access Fund (the “Feeder Fund”), as filed with the Securities and Exchange Commission (the “SEC”).

This SAI is not an offer to sell common units of beneficial interests in the Master Fund (“Common Units”) and is not soliciting an offer to buy the Interests in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Feeder Fund’s Registration Statement.

ITEM 16.  GENERAL INFORMATION AND HISTORY

The Master Fund is a closed-end, non-diversified management investment company that was organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust, dated April 28, 2011 (the “Declaration of Trust”).  Units of the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the 1933 Act. Investments in the Master Fund generally may be made only by “accredited investors,” as defined in Regulation D under the 1933 Act. The Registrant may decline to accept any investment in its discretion. This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

The Feeder Fund will invest the majority of its assets in the Master Fund.  The Master Fund currently intends, but is not required, to invest the majority of its assets in three or more customized series of Crystal Capital Fund Series, LLC.  Crystal Capital Fund Series, LLC is a feeder fund which in turn intends to invest all or part of its assets in Crystal Capital Master Fund, LLC (the Crystal master-feeder structure is collectively referred to herein as the “Crystal Series”).

For a more detailed description of the Master Fund’s information and history, see the section entitled “Investment Program” in the Feeder Fund’s Registration Statement.

ITEM 17.  INVESTMENT OBJECTIVE AND POLICIES

For a description of the Master Fund’s investment objective and policies, see “Investment Program” and “Investment Policies and Restrictions” in the Feeder Fund’s Registration Statement.

Portfolio Turnover

While neither the Feeder Fund nor the Master Fund has any specific limits on portfolio turnover, due to the nature of their investment strategies they are not expected to have significant turnover.

ITEM 18.  MANAGEMENT

Board of Trustees

The business operations of the Feeder Fund and the Master Fund are managed and supervised under the direction of the Feeder Fund’s Board of Trustees and the Master Fund’s Board of Trustees, respectively, subject to the laws of the State of Delaware and each Fund’s Declaration of Trust, as may be amended.  Each Board of Trustees has the same Trustees and, for purposes of this SAI, collectively the Boards of Trustees are referred to as the “Board.”

The Board has overall responsibility for the management and supervision of the business affairs of the Feeder Fund and the Master Fund on behalf of the Feeder Fund and the Master Fund’s Unitholders, including the authority to establish policies regarding the management, conduct and operation of the Feeder Fund and the Master Fund’s businesses.  The officers of the Feeder Fund and the Master Fund, respectively, conduct and supervise the daily business operations of the applicable fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Feeder Fund or the Master Fund or to hold interests therein.  A majority of Trustees of the Board are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Trustees”).

Organization.

Edward W. Butowsky currently is the sole Trustee of the Feeder Fund and the Master Fund and serves as the Chairman of the Board of Trustees. He is an “interested person” as defined in Section 2(a)(19) of the 1940 Act of both the Feeder Fund and the Master Fund (“Interested Trustee”).

It is expected that the Board of Trustees will be comprised of two “not-interested” or “independent” Trustees (“Independent Trustees”), [Alan Schroder and Brian Bruce], and one Interested Trustee, Edward W. Butowsky.  There will be no designated lead Independent Trustee.  The Board believes that its expected structure will facilitate the orderly and efficient flow of information to the Trustees from the Master Fund, the Investment Manager, and other service providers with respect to services provided to the Master Fund, potential conflicts of interest that could arise from these relationships and other risks that the Master Fund may face.  The Board further believes that its manageable size will allow all of the Trustees to participate in the full range of the Board’s oversight responsibilities and bring their individual talents to bear in overseeing the Master Fund’s operations. The Board will review its structure regularly, to help ensure that the structure remains appropriate as the business and operations of the Master Fund, and the environment in which the Master Fund operates changes.

The Board will select an Audit Committee. The members of the Audit Committee will consist of all Independent Trustees.  The Audit Committee will be responsible for overseeing the Master Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Master Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Master Fund’s independent auditors and the full Board.  In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Master Fund for the ensuing year, and will review with the firm the scope and results of each audit.  As the Master Fund is recently organized, the Audit Committee has not yet been formed and did not hold any meetings during the last fiscal year.  The Feeder Fund’s Board will establish an Audit Committee that provides similar functions and will have the same membership as the Master Fund’s Audit Committee.

Biographical Information.

The Trustees of the Master Fund, their positions with the Master Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below.  The address of each Trustee is c/o Paramount Access Advisors, LLC, Millennium Tower, Suite 750, 15455 N. Dallas Parkway, Addison, Texas 75001.  Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees [TO BE FILED BY AMENDMENT]

Name and Date of Birth	Position Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in Public Companies
[_________]	[______]	Since Inception	[___________]	[__]	[__________]
[_________]	[______]	Since Inception	[___________]	[__]	[__________]
[_________]	[______]	Since Inception	[___________]	[__]	[__________]

Interested Trustee [TO BE FILED BY AMENDMENT]

Name and Date of Birth	Position Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in Public Companies
Edward W. Butowsky*	Chairman and Trustee	Since Inception	[____________]	[__]	[__________]
*Mr. Butowsky is an Interested Trustee by reason of his relationship with the Investment Manager.

Officers  [TO BE FILED BY AMENDMENT]

The officers of the Master Fund, their dates of birth, the length of time served and their principal occupations during the past five years are detailed in the following table.  Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The address of each officer is c/o Paramount Access Advisors, LLC, Millennium Tower, Suite 750, 15455 N. Dallas Parkway, Addison, Texas 75001.  The officers of the Master Fund receive no compensation directly from the Master Fund for performing the duties of their offices.

Name and Date of Birth	Position with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Edward W. Butowsky [__]*	Founder, Portfolio Manager, and Chief Executive Officer	Since Inception	[______________________________]

Mark Fordyce [___]*	Chief Financial Officer and Chief Accounting Officer	Since Inception	[______________________________]

Michael S. Minces [__]*	General Counsel, Chief Compliance Officer and Secretary	Since Inception	[______________________________]
*Subject to Election.

Trustee Ownership of Securities.

The Master Fund has not yet commenced operations.  Therefore, none of the Trustees own securities.

Remuneration of Trustees.

As compensation for their services to the Master Fund, each Independent Trustee will receive an annual fee, prorated for periods of service shorter than one year, as well as fees for attending in person meetings and telephonic meetings of the Board or a committee of the Master Fund.  The Master Fund will also pay each Independent Trustee for all reasonable out-of-pocket expenses incurred by such Trustee in attending each meeting.

Independent Trustees.  [TO BE FILED BY AMENDMENT]

Trustee		Aggregate Compensation from the Master Fund		Total Compensation from the Master Fund and Feeder Fund
[_________]	$	[_____]	$	[____]
[_________]	$	[_____]	$	[____]

Interested Trustees.  [TO BE FILED BY AMENDMENT]

Trustee		Aggregate Compensation from the Master Fund		Total Compensation from the Master Fund and Feeder Fund
Edward W. Butowsky*	$	[_____]	$	[____]

*Mr. Butowsky is an Interested Trustee by reason of his relationship with the Investment Manager.

Codes of Ethics.

The Feeder Fund and the Master Fund and the Investment Manager have each adopted a code of ethics (the “Codes of Ethics”), which complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.  For a description of the Codes of Ethics, see “Management/Fees and Expenses” in the Feeder Fund’s Registration Statement.

Proxy Voting Policies and Procedures.

For a description of the Master Fund’s policies and procedures with respect to proxy voting, see “Management/Fees and Expenses” in the Feeder Fund’s Registration Statement.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a description of the Master Fund’s investment objective and policies, see “Outstanding Securities/Control Persons” in the Feeder Fund’s Registration Statement.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

For a description of the Master Fund’s Investment Manager and Investment Management Agreement, see “Management/Fees and Expenses” in the Feeder Fund’s Registration Statement.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., located at 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145-1524,  has been selected as independent registered public accountants for the Feeder Fund and the Master Fund and in such capacity will audit the Feeder Fund’s and the Master Fund’s annual financial statements and financial highlights.

Custodian

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Feeder Fund and the Master Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act.  Assets of the Feeder Fund, the Master Fund and the Investment Vehicles are not held by the Investment Manager, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, Missouri, 64106.

ITEM 21.  PORTFOLIO MANAGER

This section includes information about the Master Fund’s portfolio manager, including information concerning other accounts he manages, the dollar range of Master Fund shares he owns and how he is compensated.  The portfolio manager who has responsibility for the day-to-day management of the Master Fund is Edward W. Butowsky (the “Portfolio Manager”).

Other Accounts [TO BE FILED BY AMENDMENT]

The following table provides information about portfolios and accounts, other than the Master Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of June 30, 2011:

Portfolio Manager	Number of Other Accounts (Total Assets)	Number of Other Accounts (Total Assets) Subject to a Performance Fee
Edward W. Butowsky
Other Investment Companies	[______]	[________]
Other Pooled Investment Vehicles	[______]	[________]
Other Accounts	[______]	[________]

Portfolio Manager Conflicts of Interest

The Portfolio Manager, through other affiliated registered investment advisers, manages other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including hedge funds and funds of hedge funds.  These separate accounts or other pooled investment vehicles may have materially higher or different fee arrangements than the Feeder Fund or the Master Fund and also may be subject to performance-based fees.  In such situations, the Investment Manager or its affiliates may have financial incentives to favor certain of such accounts over the Master Fund and Feeder Fund.  In addition, the side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.  The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The Investment Manager seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner.  To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage potential conflicts of interest that may arise.

Compensation of the Portfolio Managers

Mr. Butowsky is not directly compensated by Investment Manager for his services as portfolio manager to the Master Fund, but as an equity owner of the Investment Manager, Mr. Butowsky receives a portion of the profits of the Investment Manager, which may be derived from management fees paid by Unitholders of the Master Fund.

Portfolio Manager Ownership of Paramount Institutional Access Fund

The Master Fund has not yet commenced operations and therefore the Portfolio Manager does not own any securities.

ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES

For information regarding the Master Fund’s brokerage allocation practices, see “Brokerage and Custody” in the Feeder Fund’s Registration Statement.

ITEM 23. TAX STATUS

The following summary of certain U.S. federal income tax considerations applicable to a Unitholder is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice. Legislative, judicial, or administrative changes or interpretations that could alter or modify the following summary may be forthcoming. Such changes or interpretations may be retroactive, and could affect the tax consequences to the Master Fund or to Unitholders. No ruling has been or will be sought or obtained from the IRS or any other taxing authority with respect to matters discussed herein nor has the Master Fund obtained an opinion of counsel with respect to any such matter.

This summary discusses only certain material U.S. federal income tax consequences to Unitholders holding their interest in the Master Fund as a capital asset within the meaning of Section 1221 of the Code (generally, for investment).

This summary does not discuss all of the tax consequences that may be relevant to a particular Unitholder in light of its particular circumstances or to certain types of Unitholders subject to special treatment under the Code (for example, non-resident foreign persons, tax-exempt entities, financial institutions, financial services companies, insurance companies, dealers in securities, Unitholders holding their interest in the Master Fund as a position in a hedging, straddle or part of a conversion transaction, real estate investment trusts, regulated investment companies, grantor trusts, persons who acquire their interest in the Master Fund as compensation for services and certain former citizens or long-term residents of the United States).

Except as otherwise specifically noted herein, this summary assumes that a Unitholder is a “U.S. Person.” A U.S. Person is (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any political subdivision thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. Person.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds an interest in the Master Fund, the tax treatment of the partnership and a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Such a partner or partnership should consult its tax adviser as to the tax consequences of an investment in the Master Fund.

The summary does not discuss any aspects of the alternative minimum tax, state, local or foreign tax laws or U.S. federal gift or estate taxes which may be applicable to a Unitholder. Accordingly, a prospective Unitholder is urged to consult its own tax adviser regarding the U.S. federal, state, local or foreign tax consequences arising from an investment in the Master Fund.

Partnership Status. Current Treasury Regulations provide that unless an election is made to the contrary, a domestic eligible entity will be classified as a partnership for U.S. federal income tax purposes if it has two or more members. The Master Fund believes that it and the Feeder Fund are domestic eligible entities and will be treated as a partnership for U.S. federal income tax purposes.

An unincorporated entity (such as the Master Fund) that would otherwise be characterized as a partnership for U.S. federal income tax purposes is treated as an association taxable as a corporation if it is a “publicly traded partnership” (a “PTP”). A PTP is any partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof). Common Units will not be traded on an established securities market. The Master Fund believes that, because of the significant restrictions on transfers and redemptions, Common Units will not be considered readily tradable on a secondary market (or the substantial equivalent thereof), and therefore the Master Fund believes that it should not be treated as a PTP taxable as a corporation. However, there is no assurance that the IRS will agree with the Master Fund. If it were determined that the Feeder Fund or the Master Fund should be classified for U.S. federal income tax purposes as an association taxable as a corporation (as a result of a change in law, changes in IRS administrative positions, a change in facts or otherwise), income or loss of the Feeder Fund or the Master Fund would not be passed through to Unitholders, and the Feeder Fund or the Master Fund, as applicable, would be subject to tax on its income at the rate of tax applicable to corporations. In addition, all or a portion of distributions made to the Master Fund or to Unitholders could be taxable as dividends. The discussion below assumes that the Feeder Fund and the Master Fund will be classified as partnerships for U.S. federal income tax purposes.

Taxation of Unitholders. The Master Fund will be required to file an annual partnership information tax return with the IRS, but will not itself be subject to any U.S. federal income tax. Each Unitholder, in computing its own U.S. federal income tax liability for a taxable year, will be required to take into account its distributive share of all items of Master Fund income, gain, loss, deduction or credit for the Master Fund’s taxable year ending within or with such taxable year of the Unitholder, regardless of whether such Unitholder has received any distributions from the Master Fund. The character of each such item will be the same as if the Unitholder had received or incurred it directly. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual limitation of $3,000. Capital losses of an individual taxpayer may generally be carried forward to succeeding taxable years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation). Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three taxable years (subject to certain limitations) and carried forward five taxable years. A Unitholder’s ability to deduct its share of certain expenses of the Master Fund may also be limited, as discussed below.

Allocations of Income, Deduction, Gain and Loss. Income, gain, loss and deductions of the Master Fund will be allocated in accordance with the Unitholders’ investment percentages determined at the beginning of the fiscal period in which the items are taken into account for tax purposes. If the Master Fund recognizes income or gain for a taxable year, Unitholders may be taxed on their allocable shares of such income or gain even though such amounts will not have actually been distributed to them. It is possible that the IRS may challenge the Master Fund’s allocation of income or loss as not in compliance with Treasury regulations. In this case, gain or loss could be reallocated among the Unitholders.

Distributions and Redemptions of Unitholder’s Interests. Cash distributions from the Master Fund to a Unitholder will not be taxable unless a distribution exceeds a Unitholder’s adjusted tax basis in its interest in the Master Fund. A Unitholder has a unified basis in the Common Units held, not withstanding that such Unitholder may have purchased Common Units at different times and different net asset values. Any cash distribution in excess of a Unitholder’s adjusted tax basis will be taxable as a gain from a sale or exchange of such Unitholder’s interest in the Master Fund. For these purposes, a reduction in a Unitholder’s share of the Master Fund’s liabilities is generally treated as a cash distribution. No loss is recognized on any distribution other than in complete liquidation of a Unitholder’s interest in the Master Fund and even in that case, no loss is recognized where property other than cash has been distributed. A distribution of marketable securities by a partnership will generally be treated as a distribution of cash, unless the distributing partnership is an “investment partnership” and the recipient is an “eligible partner” as defined in Section 731(c) of the Code. The Master Fund believes it should qualify as an “investment partnership.” Thus, if a Unitholder is an “eligible partner,” which term should include a Unitholder whose contributions to the Partnership consisted solely of cash, a distribution of marketable securities to such Unitholder should not require the recognition of gain by such Unitholder. A Unitholder’s adjusted tax basis in its interest in the Master Fund will equal the amount paid for such interest, increased by the Unitholder’s distributive share of income of the Master Fund and such Unitholder’s share of liabilities of the Master Fund, and reduced, but not below zero, by the Unitholder’s distributive share of Master Fund losses and any distributions received by the Unitholder (including any reduction in such Unitholder’s share of Master Fund liabilities).

Any gain or loss recognized by a Unitholder on the sale of his interest in the Master Fund and any gain recognized upon a distribution in excess of basis or a liquidation of the Master Fund will generally be treated as capital gain or loss, except a portion of any gain attributable to certain ordinary income items held directly or indirectly by the Master Fund may be recharacterized as ordinary income. Such capital gain or capital loss will be treated as long-term capital gain or loss if the interest so disposed of was held for more than 12 months, or as short-term capital gain or loss if the interest so disposed of was held for 12 months or less.

Taxation of the Master Fund’s Investments. Unless otherwise indicated, references in the following discussion to the tax consequences of the Master Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Master Fund, and those indirectly attributable to the Master Fund as a result of it being an investor in Crystal Series.

Depending on the nature of the Master Fund’s investments, the Master Fund’s income may include ordinary income, long and short-term capital gains, and/or foreign currency exchange gain or loss. The Master Fund expects to act as a trader or an investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than investment or speculation. Generally, the gains and losses realized by a trader or an investor on the sale, exchange or other disposition of securities are capital gains and losses. Thus, the Master Fund expects that its gains and losses from its securities transactions will generally be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. An investment held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Notwithstanding the above, forward contracts and investments in foreign currencies and foreign currency denominated instruments or securities (other than certain forward, options and futures contracts that are “Section 1256 Contracts” which are described below) generally will generate, in whole or part, ordinary income or loss instead of capital gain and losses. In addition, the application of certain rules, including rules relating to short sales and notional principal contracts, and to so-called “straddle” and “wash sale” transactions, may alter the tax treatment of the Master Fund’s securities positions.

The Master Fund may be involved in a variety of hedging transactions to reduce the risk of changes in value in the Master Fund’s investments. Special rules may apply to determine the tax treatment of such hedging transactions, which may affect the Master Fund’s holding period in such investments, the characterization of gain or loss as ordinary or capital and, if capital, as long-term or short-term, the deductibility of certain costs to carry the hedge and the timing of the realization of gains or losses on the actual or deemed sale of the investments, or, in some cases, of investments or property owned by a Unitholder outside of the Master Fund. For instance, gain or loss from a short sale of property generally will be considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Master Fund’s hands. Except with respect to certain situations where the property used by the Master Fund to close a short sale has a long-term holding period on the date of the short sale, gains on short sales generally will be treated as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by the Master Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Master Fund for more than one year. Certain hedging transactions may cause a constructive sale of the Master Fund’s long position that is the subject of the hedge.

Special “mark to market” rules apply to the Master Fund’s investment in “Section 1256 Contracts.” Section 1256 Contracts include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.

The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Master Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Master Fund will be accepted by the IRS.

The IRS may treat certain positions in securities held (directly or indirectly) by a Unitholder and its indirect interest in similar securities held by the Master Fund as “straddles” for U.S. federal income tax purposes. Unitholders should consult their tax advisers regarding the application of the “straddle” rules to their investment in the Master Fund.

The Master Fund may realize ordinary income from interest and dividends on securities, and may be required to recognize income in respect of certain securities prior to receipt of any payment in respect of such securities. For instance, the Master Fund may hold debt obligations with “original issue discount.” In such case, the Master Fund will be required to include a portion of such discount in its taxable income on a current basis, and allocate such income to the Partners, even though receipt of such amounts by the Master Fund may occur in a subsequent taxable year. The Master Fund also may acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Master Fund generally will be required to treat any gain realized (and required to be recognized) as ordinary income to the extent of the market discount that accrued during the period the debt obligation was held by the Master Fund.

Pursuant to various “anti-deferral” provisions of the Code (e.g., the “Subpart F” and “passive foreign investment company” rules), investments (if any) by the Master Fund in certain foreign corporations may cause a Unitholder to (i) recognize taxable income prior to the Master Fund’s receipt of distributable proceeds, (ii) pay an interest charge on taxes that are deemed to have been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

Deductibility of Investment Expenses. Under Section 67(c) of the Code, an individual taxpayer and certain non-corporate taxpayers may deduct miscellaneous itemized deductions for any taxable year, including investment expenses other than interest, only to the extent that the aggregate of such deductions exceeds two percent of the taxpayer’s adjusted gross income (and are not deductible at all for alternative minimum tax purposes). Miscellaneous itemized deductions do not include expenses incurred in connection with a trade or business. If the Master Fund is not considered to be in a trade or business, or the determination of whether there is a trade or business is not made at the Master Fund level, the deductibility of a Unitholder’s expenses relating thereto and its distributive share of Master Fund expenses (other than interest) may be limited. This could result in a Unitholder’s having to report taxable income in excess of such Unitholder’s economic profits from the Master Fund.

Limitations on Deductions of Interest and Short Sale Expenses. Section 163(d) of the Code limits the deduction in a taxable year of “investment interest” (including interest and certain short sale expenses) by a non-corporate taxpayer to the taxpayer’s net investment income in that taxable year. Investment interest that is disallowed for a taxable year is carried forward and is treated as incurred in the subsequent taxable year.

“Net investment income” is investment income net of investment expenses. Investment income includes gross portfolio income and any net gain from the disposition of property held for investment. Net capital gain from the disposition of property held for investment is included in investment income only to the extent a taxpayer elects to pay tax on such net capital gain at ordinary income rates. In addition, qualified dividend income eligible for taxation at long-term capital gain rates is included in net investment income only to the extent that a taxpayer elects to pay tax on such income at ordinary income rates. Property held for investment includes any interest held by the taxpayer in an activity involving the conduct of a trade or business which is not a passive activity, and with respect to which the taxpayer does not materially participate. A Unitholder’s pro rata share of the Master Fund’s net income derived from interest, dividends and gains from sales of securities, and the interest and short sale expense attributable to such income, may be characterized as net investment income and investment interest, respectively. The effect of such characterization as to a particular Unitholder would depend on the amounts of such Unitholder’s other net investment income and investment interest. The investment interest limitation will also apply to interest payable with respect to any loans obtained by a non-corporate Unitholder to purchase an interest in the Master Fund. The application of the investment interest limitation to a particular Unitholder will depend on such Unitholder’s overall tax situation and should be reviewed with the Unitholder’s personal tax adviser.

Losses in Excess of Basis. A Unitholder may not deduct its share of any Master Fund losses (ordinary or capital) to the extent such losses exceed the Unitholder’s adjusted basis in its interest in the Master Fund. Losses in excess of basis may be carried forward to future years.

Income and Losses from Passive Activities. Section 469 of the Code significantly restricts the deductibility by individuals, estates, trusts, personal service corporations and closely held C corporations of losses incurred from business activities in which the taxpayer does not materially participate (“passive activities”). Such losses generally will be deductible only to the extent of income from other passive activities. Income and losses derived by a limited partner from a limited partnership are typically regarded as income and losses from a passive activity. However, portfolio income (such as dividends, interest, royalties and gains from the sale of property producing such income or held for investment) is not treated as income from a passive activity. Further, under temporary Treasury Regulation Section 1.469-1T(e)(6), an activity of trading personal property for the account of owners of an interest in the activity is not to be considered a passive activity. Therefore, a Unitholder’s allocable share of the Master Fund’s income or gain from the Master Fund’s securities investment and trading activity may be treated as income not derived from a passive activity and may not be offset by passive losses which the Unitholder may have from other investments. Other income or loss from the Master Fund may be treated as passive income or loss subject to the passive activity rules.

At Risk Limitation. A Unitholder that is an individual, certain other non-corporate taxpayers or, in certain circumstances, a closely held C corporation, will be unable to deduct its distributive share of Master Fund losses for a taxable year to the extent such losses exceed such Unitholder’s amount at risk with respect to the Master Fund at the close of the taxable year. Any amount disallowed may be carried over to and deducted in a subsequent taxable year to the extent it would be deductible if incurred in that year. A Unitholder’s amount at risk with respect to the Master Fund will generally include the amount the Unitholder paid for its interest in the Master Fund, taking into account amounts paid from borrowed funds only to the extent the Unitholder is personally liable for the repayment of the loan or to the extent of the fair market value of property (other than the interest in the Master Fund) the Unitholder has pledged as security for such loan. A Unitholder’s amount at risk with respect to the Master Fund will be reduced by its distributive share of Master Fund losses and distributions from the Master Fund, and increased by its distributive share of Master Fund income.

Possible Tax Audits. An audit of the Master Fund’s U.S. federal information tax return may precipitate an audit of the Unitholders’ federal income tax returns. Further, any such audit might result in additional expenses to the Unitholders and adjustments by the IRS to items unrelated to the Master Fund. The Master Fund may not be in a position to independently verify the accuracy of tax information provided by the Investing Funds; if the IRS challenges tax positions taken by the Investing Funds, Unitholders may be adversely affected.

The Code provides procedures for partnership tax audits which will apply to the Master Fund. Under these procedures, the tax treatment of items of Master Fund income, loss, deduction and credit will be determined in a unified audit of the Master Fund, rather than in separate proceedings with each of the Unitholders. This unified concept applies in judicial as well as administrative proceedings. In addition, all Unitholders are required, on their individual returns, to treat Master Fund items in a manner that is consistent with the treatment of such items on the Master Fund’s return, unless they file a statement notifying the IRS of the inconsistent treatment. The Tax Matters Partner of the Master Fund has the authority to make decisions affecting the tax treatment of items of Master Fund income, loss, deduction and credit, and certain procedural rights of the Unitholders.

Certain Reporting Requirements. Pursuant to Treasury Regulations, if a Unitholder’s investment in the Master Fund or an investment by the Master Fund constitutes a “reportable transaction,” then the Unitholder and/or the Master Fund may be required to file information returns with the IRS. In addition, the Investment Manager and material advisers to a Unitholder or the Master Fund may each be required to maintain a list containing certain information pertaining to “reportable transactions” and a Unitholder for a specified period of time. The IRS could inspect such lists upon request. Reportable transactions include transactions that result in a taxpayer, directly or through a partnership, claiming a loss in excess of prescribed thresholds. The Master Fund does not anticipate that any of its investments will constitute reportable transactions. Unitholders should consult with their advisers concerning reporting obligations applicable to their particular circumstances.

Organizational, Start-Up and Syndication Expenditures. The Master Fund may classify a portion of fees paid to third parties as organizational expenses or other expenses that are required to be capitalized. There is no assurance that the IRS will agree with the Master Fund’s allocation of the fees to deductible and nondeductible items. Generally, expenditures made in connection with the creation of, and with sales of interests in, a partnership will be treated as organizational expenses, start-up expenditures or syndication expenses.

Organizational expenses are generally amounts paid or incurred that are incident to the creation of a partnership. Examples of organizational expenses are legal fees for services incident to the organization of a partnership, such as negotiation and preparation of organizational documents, accounting fees for services incident to the organization of the partnership, and filing fees. Start-up expenditures generally are costs paid or incurred in investigating the creation or acquisition of, or in the creation of, an active trade or business. Examples include rents, utilities, insurance, salaries, training and professional services paid or incurred before a partnership commences a trade or business that would be currently deductible if the partnership were engaged in a trade or business.

Taxpayers (including the Master Fund) may elect to deduct up to $5,000 of organizational expenses and up to $5,000 of start-up expenditures in the taxable year in which the taxpayer begins business or an active trade or business begins, respectively, subject to reduction by the amount each such amount exceeds $50,000. The remainder of any organizational expenditures and start-up expenditures must be ratably amortized over 180 months beginning with the month the taxpayer begins business or an active trade or business begins, respectively.

No deduction or amortization is allowable for “syndication expenses,” which are expenses paid or incurred to sell or promote the sale of interests in a partnership. Examples include brokerage fees, registration fees, legal fees of the underwriter or placement agent and the issuer for securities advice and for advice pertaining to the adequacy of tax disclosures in a prospectus or private placement memorandum for securities law purposes, printing costs, and other selling or promotional materials.

Tax Elections. The Code generally provides for optional adjustments to the tax basis of a partnership’s property upon certain distributions of property to a partner (Section 734 of the Code) and certain transfers of interests (including by reason of death) (Section 743 of the Code), provided that an election has been made pursuant to Section 754 of the Code. The Tax Matters Partner of the Master Fund may, in its sole discretion, make an election under Section 754 of the Code to adjust the tax basis of the Master Fund’s assets in the case of such events. As a result of the complexity and added expense of the tax accounting required to implement an election under Section 754 of the Code, the Tax Matters Partner presently does not intend to make such an election but reserves the right to do so. However, the Master Fund may be required to make the basis adjustments described above if either (i) in the case of a transfer of an interest in the Master Fund or upon the death of a Unitholder, the Master Fund’s adjusted tax basis in the Master Fund’s property immediately after such transfer exceeds its fair market value by more than $250,000 (i.e., a “substantial built-in loss”) or (ii) in the case of a liquidating distribution by the Master Fund, the downward adjustment to the basis of the Master Fund’s assets would exceed $250,000 had a Section 754 election been in effect (i.e., “substantial basis reduction”).

Unearned Income Medicare Tax. Under recently-enacted legislation, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Certain income and gain resulting from the Master Fund’s investments, when allocated to individual Unitholders and Unitholders that are trusts or estates, may constitute investment income of the type subject to this tax.

State, Local and Foreign Taxes. In addition to the U.S. federal income tax aspects described above, prospective Unitholders should consider potential state, local and foreign tax consequences of an investment in the Master Fund. The Master Fund is intended to be exempt from taxation by the State of Delaware, and ownership of interests in the Master Fund, with no other nexus to Delaware, should not result in a Unitholder being subject to tax in Delaware. However, the Master Fund may be required to file returns and/or pay taxes in other jurisdictions in which it is deemed to be doing business. Unitholders may be subject to state and/or local franchise, withholding, income, capital gain or other tax payment obligations and filing requirements in those jurisdictions where the Master Fund (directly or indirectly) owns property or is otherwise regarded as doing business or earning income. If the Master Fund is required to make a tax payment to a taxing authority with respect to a Unitholder, such payment will be treated as a distribution of cash made by the Master Fund to such Unitholder. Credits for these taxes may not be available (or may be subject to limitations) in the jurisdictions in which Unitholders are residents. Each Unitholder is urged to consult with its own tax adviser in this regard.

Income and gain from investments held by the Master Fund may be subject to withholding taxes and other taxes in foreign jurisdictions. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Unitholders will generally be entitled, subject to applicable limitations, to claim either a credit, or if they itemize deductions, a deduction for their share of such taxes in computing their U.S. federal income taxes. The foreign tax credit rules are complex and, depending on each Unitholder’s particular circumstances, may limit the availability or use of foreign tax credits.

Foreign Unitholders

For purposes of this section, a “Foreign Unitholder” is any Unitholder that is not a U.S. Person (as defined above). The Code provides a safe harbor for Foreign Unitholders, other than dealers, trading in stocks and securities for their own account, which, if applicable, excludes the Master Fund’s trading of stocks and securities on a Foreign Unitholder’s behalf from constituting a trade or business of a Foreign Unitholder. If the Master Fund and underlying Investment Vehicles qualify for this safe harbor, Foreign Unitholders generally will not, solely as a result of an investment in the Master Fund be (i) considered to be engaged in a U.S. trade or business, (ii) required to file U.S. federal income tax returns, (iii) subject to U.S. federal income tax on gain from the sale of capital assets held by them directly or through their interest in the Master Fund or (iv) entitled to any U.S. tax benefits resulting from any losses or other deductions of the Master Fund. However, the Master Fund may be required to withhold tax at a 30 percent rate from the gross amount of U.S.-source Master Fund income allocated to a Foreign Unitholder to the extent such income consists of dividends or certain types of interest or other passive income. Lower withholding rates may apply under an applicable tax treaty. If excess tax were withheld during a taxable year, a Foreign Unitholder could request a refund from the IRS.

If the Master Fund (either directly or due to an interest in an Investment Vehicle) were determined to be engaged in a trade or business, Foreign Unitholders generally would be (i) considered to be engaged in the conduct of a trade or business in the U.S., (ii) required to file U.S. federal income tax returns and pay U.S. federal income tax at the applicable rate, and (iii) subject to U.S. federal income tax withholding at the applicable rate with respect to that portion of their distributive shares of the Master Fund’s net income that is considered to be effectively connected with such trade or business. In addition, Foreign Unitholders that are corporations may also be subject to the branch profits tax at a current rate of 30 percent (or possibly lower treaty rate) on a taxable base that reflects their share of the Master Fund’s income that is effectively connected with the U.S. trade or business and also reflects increases and decreases in certain U.S. assets. Finally, Foreign Unitholders could be subject to U.S. federal income tax (and in the case of Foreign Unitholders who are corporations, branch profits tax) on any gain recognized upon a sale or exchange of their interest in the Master Fund. Withheld taxes may be applied by a Foreign Unitholder against the tax liability shown on its U.S. federal income tax return and a refund or credit may be obtained from the IRS for any excess tax withheld, subject to applicable filing and procedural requirements.

If a Foreign Unitholder did not file U.S. federal income tax returns and the Master Fund were later determined to have been engaged in a U.S. trade or business, the Foreign Unitholder may not be entitled to offset against its share of the Master Fund’s income and gains its share of the Master Fund’s losses and deductions (and, therefore, could be taxable on its share of the Master Fund’s gross income rather than net income). In order to avoid this potential result, a Foreign Unitholder may wish to consider filing protective returns that do not treat the Master Fund as engaged in a U.S. trade or business, but that reserve the Foreign Unitholder’s right to utilize its share of the Master Fund’s losses and deductions in the event the Master Fund is considered to be so engaged.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), foreign persons are subject to tax on the disposition of U.S. real property interests (“USRPIs”) as though the gain or loss thereon was effectively connected with a U.S. trade or business, and the proceeds of such disposition are subject to withholding at a 10 percent rate. USRPIs generally include direct interests in real property and interests in entities that are classified as U.S. real property holding corporations. If a Foreign Unitholder disposes of its interest in the Master Fund, such interest would be treated entirely as a USRPI for purposes of withholding if 50 percent or more of the value of the gross assets of the Master Fund consist of USRPIs, and 90 percent or more of the value of the gross assets of the Master Fund consist of USRPIs plus any cash or cash equivalents. Based on the Master Fund’s anticipated activities, operations and investments, the Master Fund does not believe that it is likely that the interests in the Master Fund will be treated as a USRPI under this numerical test, but no assurances can be given that the IRS will agree with the Master Fund or that the facts relating to the Master Fund (such as the amount of direct investment, if any, the Master Fund makes in real property or USRPIs), law, or IRS’s administrative position will not change. However, gain from the disposition of an interest in the Master Fund would be subject to tax under FIRPTA to the extent attributable to USRPIs owned by the Master Fund whether or not the Master Fund meets the numerical test. In addition to a tax liability under FIRPTA arising from a disposition of an interest in the Master Fund by a Foreign Unitholder, such a Foreign Unitholder may be liable for tax under FIRPTA with respect to its distributive share of the Master Fund’s income if the Unitholder would have been liable for such tax had it received such income directly.

In addition, legislation recently enacted as part of the Foreign Account Tax Compliance Act, or FATCA, generally will impose a new reporting regime on certain foreign persons and potentially a 30% withholding tax on such foreign persons with respect to certain U.S. source income (including dividends and interest) and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (collectively, “Withholdable Payments”). As a general matter, the new rules are designed to require U.S. persons’ direct and indirect ownership of non-U.S. accounts and non-U.S. entities to be reported to the IRS. The 30% withholding tax regime generally applies if there is a failure by certain foreign persons to provide information regarding U.S. accounts or ownership. The new withholding rules generally apply to Withholdable Payments made after December 31, 2012. Such withholding will be imposed on Withholdable Payments made by the Master Fund to certain “foreign financial institutions” (including investment funds) unless such institutions enter into an agreement with the U.S. tax authorities to collect and provide substantial information regarding the U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners). The legislation also will generally impose a U.S. federal withholding tax of 30% on Withholdable Payments made by the Master Fund to a “non-financial foreign entity” unless such entity provides (i) a certification that such entity does not have any “substantial United States owners” or (ii) certain information regarding the entity's “substantial United States owners,” which will then be provided to the U.S. tax authorities.

Prospective Foreign Unitholders considering acquiring an interest in the Master Fund are urged to consult with their tax advisers to determine the impact of U.S. federal, state and local income tax laws (including the recently enacted FATCA legislation for which the IRS has not yet provided comprehensive guidance) regarding the acquisition, ownership and disposition of an interest in the Master Fund, including any applicable reporting requirements, as well as with respect to the treatment of income or gain received from the Master Fund under the laws of its country of citizenship, residence or incorporation.

Tax-Exempt Investors

Certain entities (including qualified pension and profit sharing plans, individual retirement accounts, 401(k) plans, Keogh plans and other entities as specified in Section 501(a) of the Code (“tax-exempt organizations”)) generally are exempt from U.S. federal income taxation except to the extent that they have unrelated business taxable income (“UBTI”). Tax is imposed on UBTI at such income tax rates as would be applicable to the organization if it were not otherwise exempt from taxation. If a tax-exempt organization invests in the Master Fund, the exempt organization is required to include in its computation of its UBTI its pro rata share of the portion, if any, of the Master Fund’s taxable income that would be taxable to the organization as UBTI if earned directly by the organization.

As defined in Section 512 of the Code, UBTI generally means taxable income (with certain modifications) derived by a tax-exempt organization from a trade or business regularly carried on by it which is unrelated to such organization’s performance of its exempt function. UBTI also includes a percentage of income from “debt-financed property” as defined in Section 514 of the Code. UBTI generally does not include dividends, interest, royalties, payments with respect to securities loans, gains resulting from the sale, exchange or other disposition of property, and gains on the lapse or termination of options to buy or sell securities written by a tax-exempt organization in connection with its investment activities, except to the extent that such income is derived from or attributable to “debt-financed property.” Since the Master Fund intends to employ leverage, a portion of any income and gain from the Master Fund’s debt-financed activities, to the extent allocable to tax-exempt investors, as well as a portion of any gain realized by such investor on the sale or redemption of its interest in the Master Fund, will likely constitute UBTI. In addition, a Unitholder that is a tax-exempt entity may recognize UBTI if it incurs debt to acquire an interest in the Master Fund.

Prospective tax-exempt investors should consult with their own tax advisers to determine the impact of the unrelated business income tax on them with respect to their investment in the Master Fund and any applicable tax reporting requirements.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX MATTERS WHICH ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THEIR OWN TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

ERISA CONSIDERATIONS

General

Fiduciaries and other persons who are proposing to invest in Common Units on behalf of retirement plans, IRAs and other employee benefit plans (“Plans”) covered by the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986. as amended (the “Code”), must give appropriate consideration to, among other things, the role that an investment in the Master Fund plays in the Plan’s portfolio, taking into consideration whether the investment is designed to reasonably further the Plan’s purposes, the investment’s risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan, the projected return of the total portfolio relative to the Plan’s objectives, the limited right of Unitholders to withdraw all or any part of their capital or to transfer their Common Units in the Master Fund and whether investment in the Master Fund constitutes a direct or indirect transaction with a party in interest (under ERISA) or a disqualified person (under the Code).

Plan Assets

Section 401(b)(1) of ERISA and Section 2510.3-101(a)(2) of the Department of Labor Regulations define what are the assets of a Plan when the Plan invests in certain pooled investment vehicles, such as the Master Fund. Since the Master Fund is registered under the 1940 Act, if a Plan invests in the Master Fund, the assets of the Plan (the “Plan Assets”) will be the Common Units purchased, but not the underlying assets of the Master Fund.

Representation by Plans

The fiduciaries of each Plan proposing to invest in the Master Fund will be required to represent that they have been informed of and understand the Master Fund’s investment objectives, policies and strategies and that the decision to invest Plan Assets in the Master Fund is consistent with the provisions of ERISA and/or the Code that require diversification of Plan Assets and impose other fiduciary responsibilities. By its purchase, each investor will be deemed to have represented that either (a) it is not a Plan that is subject to the prohibited transaction rules of ERISA or the Code, (b) it is not an entity whose assets include Plan Assets or (c) its investment in the Master Fund will not constitute a non-exempt prohibited transaction under ERISA or the Code.

Unrelated Business Taxable Income

Fiduciaries of Plans should be aware that the Master Fund’s operations will likely give rise to unrelated business taxable income. See “Tax-Exempt Investors” above.

Whether or not the underlying assets of the Master Fund are deemed Plan Assets, an investment in the Master Fund by a Plan is subject to ERISA and the Code. Accordingly, Plan fiduciaries should consult their own counsel as to the consequences under ERISA and the Code of an investment in the Master Fund. Note that similar laws governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and the Code. Accordingly, fiduciaries of such governmental or non-U.S. plans, in consultation with their counsel, should consider the impact of their respective laws and regulations on an investment in the Master Fund.

ITEM 24. FINANCIAL STATEMENTS

Not Applicable. Financial Statements are not available because the Master Fund has not yet commenced operations.

PART C:

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:
Financial Statements are not available because the Master Fund has not yet commenced operations.

(2)	Exhibits:

(a)(1)	Agreement and Declaration of Trust dated April 28, 2011 (filed herewith).

(a)(2)	Form of Amended and Restated Agreement and Declaration of Trust (filed herewith).

(a)(3)	Certificate of Trust dated April 28, 2011 (filed herewith).

(a)(4)	Amendment of Certificate of Trust dated June 24, 2011 (filed herewith).

(b)	Form of By-Laws (filed herewith).

(c)	Not Applicable.

(d)	Refer to Exhibit (a)(2).

(e)	Not Applicable.

(f)	Not Applicable.

(g)	Form of Investment Management Agreement between Registrant and Paramount Access Advisors, LLC (filed herewith).

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Form of Custody Agreement between Paramount Access Advisors, LLC and UMB Bank, N.A. (filed herewith).

(k)(1)	Form of Administration, Fund Accounting, and Recordkeeping Agreement between Registrant and J.D. Clark & Co., Inc. (filed herewith).

(k)(2)	Form of Escrow Agreement between Registrant and UMB Fund Services, Inc. and UMB Bank, N.A. (filed herewith).

(k)(3)	Form of Joint Insurance Agreement (filed herewith).

(k)(4)	Form of Joint Liability Insurance Agreement (filed herewith).

(k)(5)	Form of Shareholder Servicing Agreement (filed herewith).

(l)	Not Applicable.

(m)	Not Applicable.

(n)	To be filed by amendment.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Paramount Access Advisors, LLC to be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

[TO BE FILED BY AMENDMENT]

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

[TO BE FILED BY AMENDMENT]

All figures are estimates:

Registration Fees	$	[ ]
Legal Fees	$	[ ]
Printing Fees	$	[ ]
Blue Sky Fees	$	[ ]
Accounting Fees	$	[ ]

TOTAL	$	[ ]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

As of the date of this filing, the following may be considered to be under common control with the Registrant:

Chapwood Customhedge Portfolio Advisory Services, LLC

Chapwood Capital Investment Management, LLC

Customhedge Holdings, LLC

Bradbury Partners, LLC

Newell Capital, LP

BRP Holdings, LLC

Blue River Partners, LLC

Blaminford, LLC

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Recordholders

Common Units	0

As of the date of this filing, no interests in the Registrant have been issued and there are therefore no holders of the Registrant's securities.

ITEM 30. INDEMNIFICATION

Article V of the Registrant’s Form of Amended and Restated Declaration of Trust states as follows:

5.1 No Personal Liability of Shareholders. The Shareholders shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(a) of the Delaware Statutory Trust Act. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

5.2  No Personal Liability of Trustees. The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Delaware Statutory Trust Act. No Trustee shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser (including the Investment Adviser), sub-adviser or principal underwriter of the Trust. Any repeal or modification of this Section 5.2 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.3 Officers, Employees or Agents of the Trust. The officers, employees and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Delaware Statutory Trust Act. No officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

5.4 Fiduciary Duty.

(a)
To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Shareholders or to any other Person, a Trustee acting under this Declaration shall not be liable to the Trust, the Shareholders or to any other Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties(including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of such Trustees.

(b)	Unless otherwise expressly provided herein:

(i)	whenever a conflict of interest exists or arises between any Trustee or any of its affiliates, on the one hand, and the Trust or any Shareholder or any other Person, on the other hand; or

(ii)
whenever this Declaration or any other agreement contemplated herein or therein provides that the Trustees shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person, the Trustees shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Trustees, the resolution, action or terms so made, taken or provided by the Trustees shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Trustees at law or in equity or otherwise.

(c)
Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration the Trustees are permitted or required to make a decision (i) in their “discretion” or “sole discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; or (ii) in “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard.

(d)
Any Trustee and any Affiliate of any Trustee may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Trustee. No Trustee who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Trustee shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Trustee pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Trustee may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any affiliate of the Trust or the Shareholders.

5.5 Mandatory Indemnification.

(a)
The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity; provided, however, that no Indemnitee shall be indemnified hereunder (i) with respect to any matter as to which it has been determined by a final decision on the merits by a court or other body of competent jurisdiction that he has not acted in good faith or in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which it has been determined by a final decision on the merits by a court or other body of competent jurisdiction that he had reasonable cause to believe that the conduct was unlawful, or (ii) against any liability to any person or any expense of such Indemnitee that has been determined by a final decision on the merits by a court or other body of competent jurisdiction to have arisen by reason of such Indemnitee’s (A) willful misfeasance, (B) bad faith, (C) gross negligence, or (D) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) and (ii) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In any event, an Indemnitee shall be afforded a rebuttable presumption that such Indemnitee has not engaged in Disabling Conduct.

(b)
The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust if it is subsequently determined under Section 5.5(a) above that such Indemnitee is not entitled to indemnification. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification. The advancement of any expenses pursuant to this Section 5.5(c) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(c)
The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any Person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Persons that are not Interested Persons or any other right to which he or she may be lawfully entitled.

(d)
Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent statutory trusts established pursuant to the Delaware Statutory Trust Act may indemnify or provide for the advance payment of expenses for such Persons; provided that such indemnification has been approved by a majority of the Trustees.

5.6 No Bond Required of Trustees.

No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.7 No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. At the discretion of the Person executing any written obligation, contract, undertaking, instrument, certificate or Share or other security of the Trust, such written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, may contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references may be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance, including a fidelity bond, for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.8 Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant, regardless of whether such counsel or expert may also be a Trustee, as to matters such Trustee, officer or employee reasonably believes to be within such Person’s professional or expert competence.

5.9 Indemnification of Shareholders.

If any Shareholder or former Shareholder shall be held personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified to the maximum extent permitted by law against all loss and expense arising from such liability. The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

5.10 Conflict with the 1940 Act.

The provisions of this Article V shall be applicable only to the extent that they are not inconsistent with the provisions of the 1940 Act. Nothing contained in this Article V shall protect any Trustee or officer of the Trust from any liability to the Trust or its Shareholders to which such Trustee would otherwise be subject by reason of the 1940 Act.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to the directors and officers of Paramount Access Advisors, LLC, the Registrant's investment adviser (the “Investment Manger”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (CRD No. 158014) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Administrator, J.D. Clark & Co., Inc. located at 2225 Washington Boulevard, Suite 300, Ogden, Utah, 84401-1409.

ITEM 33.  MANAGEMENT SERVICES

Not Applicable.

ITEM 34.  UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Addison, and the State of Texas, on this 8th day of July, 2011.

PARAMOUNT INSTITUTIONAL ACCESS FUND
(Registrant)

By:	/s/ Edward W. Butowsky
Edward W. Butowsky, Initial Trustee

Exhibits

(a)(1)	Agreement and Declaration of Trust dated April 28, 2011

(a)(2)	Form of Amended and Restated Agreement and Declaration of Trust

(a)(3)	Certificate of Trust dated April 28, 2011

(a)(4)	Amendment of Certificate of Trust dated June 24, 2011

(b)	Form of By-Laws

(g)	Form of Investment Management Agreement

(j)	Form of Custody Agreement

(k)(1)	Form of Administration, Fund Accounting, and Recordkeeping Agreement

(k)(2)	Form of Escrow Agreement

(k)(3)	Form of Joint Insurance Agreement

(k)(4)	Form of Joint Liability Insurance Agreement

(k)(5)	Form of Shareholder Servicing Agreement